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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report : August 8, 2001

                           Commission File No: 0-10824

                            GENOME THERAPEUTICS CORP.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          MASSACHUSETTS                       0-10824                        04-2297484
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(STATE OR OTHER JURISDICTION OF      (COMMISSION FILE NUMBER)            (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                                         IDENTIFICATION NO.)

                 100 BEAVER STREET, WALTHAM, MASSACHUSETTS 02453
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                  Registrant's telephone number: (781) 398-2300
                                                 --------------


                                 Not Applicable
          ------------------------------------------------------------
          Former name or former address, if changed since last report)


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ITEM 8. CHANGE IN FISCAL YEAR

     On July 24, 2001 the Board of Directors of Genome Therapeutics Corp. ("Genome") approved a change of Genome's fiscal year end from August 31 to December 31, as of the fiscal year ended December 31, 2000. A transition report on Form 10-Q covering the transition period from September 1, 2000 through December 31, 2000, will be filed with the Securities and Exchange Commission by no later than September 7, 2001; this filing will include financial statements restated to provide financial information for the four months ended December 31, 2000 and 1999.


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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             GENOME THERAPEUTICS CORP


                                             By: /s/ Stephen Cohen
                                                 -------------------------------
                                                 Stephen Cohen,
                                                 Senior Vice President - Finance
                                                 and Chief Financial Officer

Date: August 8, 2001